COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364)(15 P.S. ss.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.  The name of the corporation is:

                            NRM Investment Company
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2. The location of its registered office in this Commonwealth is (the
Department of State is hereby authorized to correct the following statement to confirm to the records of the Department):


                                 Morehall Road
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(Number)                             (Street)

         Malvern                   Pennsylvania                      19355
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(City)                                                             (Zip Code)

3.  The statute by or under which it was incorporated is:

                  Pennsylvania Business Corporation Law
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4.  The date of its incorporation is:       April 12, 1974
                                     -------------------------------------------

5.  (Check, and if appropriate, complete one of the following):

     |X| The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

Time:  The eleventh day of   January  ,  1980.
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Place: Morehall Road, Malvern, Pennsylvania   19355
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Kind and period of notice written notice to shareholders on December 26, 1979.
                          ------------------------------------------------------

     |_| The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.  At the time of the action of shareholders:

   (a)  The total number of shares outstanding was:
                  3,600,000
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   (b)  The number of shares entitled to vote was:
                  3,600,000
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

7.  In the action taken by the shareholders:

   (a)  The number of shares voted in favor of the amendment was:
                  265,000
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   (b)  The number of shares voted against the amendment was:
                  -0-
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8.  The amendment adopted by the shareholders set forth in full, is as follows:

         See Exhibit A attached hereto.




     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this eleventh day of January , 1980.
     --------        ---------     --


                                                     NRM Investment Company
                                                -------------------------------
                                                     (Name of Corporation)
Attest:

                                                By:
------------------------------                      ----------------------------
         (Signature)                                        (Signature)

      Assistant Secretary                                  President
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      (Title Secretary,                              (Title President,
  Assistant Secretary, etc.)                       Vice President, etc.)